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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   May 3, 2000
                Date of Report (Date of earliest event reported)

                              CALLAWAY GOLF COMPANY
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    1-10962                 95-3797580
          (State or Other           (Commission             (IRS Employer
          Jurisdiction of           File Number)          Identification No.)
          Incorporation)


                              2285 RUTHERFORD ROAD
                             CARLSBAD, CA 92008-8815
                    (Address of Principal Executive Offices)


                                 (760) 931-1771
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.
             ------------

     On May 3, 2000, Callaway Golf Company issued a press release captioned, "Callaway Golf Company Announces Plans to Repurchase Up To $100 Million in Stock; Declares First Quarter Dividend." A copy of the press release is attached to this report as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ---------------------------------

        (c)  Exhibits.

             99.1  Press Release, dated May 3, 2000, of Callaway Golf Company.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 5, 2000                CALLAWAY GOLF COMPANY



                                  By: /S/ STEVEN C. McCRACKEN
                                      -----------------------
                                     Steven C. McCracken
                                     Executive Vice President, Licensing,
                                     Chief Legal Officer and Secretary


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                                 EXHIBIT INDEX



          Exhibit Number   Description
          --------------   -----------

          99.1             Press Release, dated May 3, 2000, of Callaway Golf
                           Company

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